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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)[ ]
                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                           ---------------------------

                          ALLIED SECURITY HOLDINGS LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                 20-1379003
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                         TABLE OF ADDITIONAL REGISTRANTS

                                             STATE OF           I.R.S. EMPLOYER
                                             INCORPORATION      IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS         OR FORMATION       NUMBER
------------------------------------         ------------       ------

CO-ISSUER

     Allied Security Finance Corp            Delaware           20-1378861

                                             STATE OF           I.R.S. EMPLOYER
                                             INCORPORATION      IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS         OR FORMATION       NUMBER
------------------------------------         ------------       ------

SUBSIDIARY GUARANTORS

     SpectaGuard Acquisition LLC             Delaware           56-2436460

     Professional Security Bureau LLC        Delaware           84-1634162

     Effective Management Services LLC       Delaware           30-0158242

     Allied Security LLC                     Delaware           30-0158237

     Barton Protective Services LLC          Delaware           20-1340334

     Allied Security LP                      Delaware           30-0158248

3606 Horizon Drive
King of Prussia, PA                                             19406
(Address of principal executive offices)                        (Zip code)

                   11.375% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                      -2-

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT
         IS SUBJECT.

--------------------------------------------------------------------------------

              Name                                   Address
--------------------------------------------------------------------------------

Superintendent of Banks of the           2 Rector Street, New York, N.Y.  10006,
State of New York                        and Albany, N.Y. 12203

Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation    Washington, D.C.  20429

New York Clearing House Association      New York, New York   10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly
        Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with
        Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act.
        (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -3-

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the 14th day of September, 2004.

                                             THE BANK OF NEW YORK

                                             By: /S/ KISHA A. HOLDER
                                                 -------------------------------
                                                 Name:  KISHA A. HOLDER
                                                 Title: ASSISTANT VICE PRESIDENT

                                       -4-

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .........    $  2,954,963
   Interest-bearing balances ..................................      10,036,895
Securities:
   Held-to-maturity securities ................................       1,437,899
   Available-for-sale securities ..............................      20,505,806
Federal funds sold and securities purchased under
   agreements to resell .......................................
   Federal funds sold in domestic offices .....................       5,482,900
   Securities purchased under agreements to resell ............         838,105
Loans and lease financing receivables:
   Loans and leases held for sale .............................          48,034
   Loans and leases, net of unearned income ...................      38,299,913
   LESS: Allowance for loan and lease losses ..................         594,926
   Loans and leases, net of unearned income and allowance .....      37,704,987
Trading Assets ................................................       2,986,727
Premises and fixed assets (including capitalized leases) ......         957,249
Other real estate owned .......................................             374
Investments in unconsolidated subsidiaries and
   associated companies .......................................         246,280
Customers' liability to this bank on acceptances outstanding ..         251,948
Intangible assets
   Goodwill ...................................................       2,699,812
   Other intangible assets ....................................         755,311

Other assets .................................................        7,629,093
                                                                   ------------
Total assets .................................................     $ 94,536,383
                                                                   ============

LIABILITIES
Deposits:
   In domestic offices .......................................     $ 36,481,716
   Noninterest-bearing .......................................       15,636,690
   Interest-bearing ..........................................       20,845,026
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..................................       25,163,274
   Noninterest-bearing .......................................          413,981
   Interest-bearing ..........................................       24,749,293
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic offices ...............          898,340
   Securities sold under agreements to repurchase ............          721,016
Trading liabilities ..........................................        2,377,862
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .................................       10,475,320
Not applicable
Bank's liability on acceptances executed and outstanding .....          254,569
Subordinated notes and debentures ............................        2,422,807
Other liabilities ............................................        7,321,226
                                                                   ------------
Total liabilities ............................................     $ 86,116,130
                                                                   ============
Minority interest in consolidated subsidiaries ...............          139,967

EQUITY CAPITAL
Perpetual preferred stock and related surplus ................                0
Common stock .................................................        1,135,284
Surplus ......................................................        2,082,308
Retained earnings ............................................        5,118,989
Accumulated other comprehensive income .......................          (56,295)
Other equity capital components ..............................                0
                                                                   ------------
Total equity capital .........................................        8,280,286
                                                                   ------------
Total liabilities, minority interest, and equity capital .....     $ 94,536,383
                                                                   ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi              |
Gerald L. Hassell            |          Directors
Alan R. Griffith             |